Exhibit 15



                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint Jeffrey S. Winer and Mark A. Parsons, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 033-48137 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.

     WITNESS our hands and common seal on this 30th day of April, 2001.

Signature                                        Title

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
/s/THOMAS C. JONES                             President and Director
Thomas C. Jones                                (Principal Executive Officer)

/S/MICHAEL J. STEPHAN                          Vice President
Michael J. Stephan                              (Principal Accounting Officer)

/S/JAMES YABLECKI                              Assistant Vice President and
James Yablecki                                 Actuary (Principal Financial Officer)

/S/WILLIAM M. PASTORE                          Director, Senior Vice President and
William M. Pastore                             Chairman of the Board

/S/MARC L. PREMINGER                           Director, Senior Vice President and
Marc L. Preminger                              Chief Financial Officer

/S/JOHN CANNON, III                            Director, Senior Vice President and
John Cannon, III                               Chief Counsel

/S/RICHARD H. FORDE                            Director and Senior Vice President
Richard H. Forde

/S/BARBARA B. HALL                             Director and Senior Vice President
Barbara B. Hall

/S/CAROL M. OLSEN                              Director and Senior Vice President
Carol m. Olsen

/S/PATRICIA L. ROWLAND                         Director and Senior Vice President
Patricia L. Rowland

/S/W. ALLEN SCHAFFER, M.D.                     Director and Senior Vice President
W. Allen Schaffer, M.D.

/S/HAROLD W. ALBERT                            Director
Harold W. Albert

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